                            PETER KIEWIT SONS', INC.
                                  KIEWIT PLAZA
                             OMAHA, NEBRASKA 68131
                                 (402) 342-2052

                           [PETER KIEWIT SONS' LOGO]

            , 2000

Dear Kiewit Debentureholder:

     Enclosed please find the joint offering circular-prospectus dated
            , 2000 relating to the exchange offer by Peter Kiewit Sons', Inc. for its 8.028% Series 1997 Convertible Debentures, its 7.35% Series 1998 Convertible Debentures and its 8.25% Series 1999 Convertible Debentures.

     The debenture exchange offer is being made to holders of outstanding Kiewit convertible debentures on the terms and conditions set forth in the enclosed offering circular-prospectus. Please read the offering circular-prospectus carefully before you decide to participate in the debenture exchange offer. If you decide to participate in the debenture exchange offer, you should carefully complete the enclosed Letter of Transmittal and return it to us, together with
all debentures and any other required materials, BY 11:59 P.M., ON             ,
2000. WE CANNOT ACCEPT TENDERS OF KIEWIT DEBENTURES RECEIVED AFTER THAT TIME.

     Kiewit currently expects to distribute Kiewit Materials Company convertible debentures, new reduced principal amount Kiewit debentures and shares of Materials common stock as soon as practicable after the expiration of the debenture exchange offer. In addition, we will be providing you with certain tax basis and tax reporting information with respect to the securities issued in the debenture exchange offer.

     If you have any questions regarding any of the enclosed materials, please feel free to call me at (402) 271-2977.

                                          Sincerely,

                                          --------------------------------------
                                          Douglas A. Obermier
                                          Stock Registrar

                                           , 2000

                            PETER KIEWIT SONS', INC.

                     INSTRUCTIONS FOR LETTER OF TRANSMITTAL

                                   TO TENDER

(1) 8.028% SERIES 1997 CONVERTIBLE DEBENTURES OF PETER KIEWIT SONS', INC., DUE OCTOBER 31, 2007 FOR EITHER:

     (a) 8.028% SERIES 2000A CONVERTIBLE DEBENTURES OF KIEWIT MATERIALS COMPANY, DUE OCTOBER 31, 2010, OR

     (b)(i) 8.028% SERIES 1997A CONVERTIBLE DEBENTURES OF PETER KIEWIT SONS', INC., DUE OCTOBER 31, 2010, AND

        (ii) SHARES OF KIEWIT MATERIALS COMPANY COMMON STOCK;

(2) 7.35% SERIES 1998 CONVERTIBLE DEBENTURES OF PETER KIEWIT SONS', INC., DUE OCTOBER 31, 2008 FOR EITHER:

     (a) 7.35% SERIES 2000B CONVERTIBLE DEBENTURES OF KIEWIT MATERIALS COMPANY, DUE OCTOBER 31, 2010, OR

     (b)(i) 7.35% SERIES 1998A CONVERTIBLE DEBENTURES OF PETER KIEWIT SONS', INC., DUE OCTOBER 31, 2010, AND

        (ii) SHARES OF KIEWIT MATERIALS COMPANY COMMON STOCK;

                                      AND

(3) 8.25% SERIES 1999 CONVERTIBLE DEBENTURES OF PETER KIEWIT SONS', INC., DUE OCTOBER 31, 2008 FOR EITHER:

     (a) 8.25% SERIES 2000C CONVERTIBLE DEBENTURES OF KIEWIT MATERIALS COMPANY, DUE OCTOBER 31, 2010, OR

     (b)(i) 8.25% SERIES 1999A CONVERTIBLE DEBENTURES OF PETER KIEWIT SONS', INC., DUE OCTOBER 31, 2010, AND

        (ii) SHARES OF KIEWIT MATERIALS COMPANY COMMON STOCK

            PURSUANT TO THE DEBENTURE EXCHANGE OFFER DESCRIBED BELOW

                            ------------------------

     Peter Kiewit Sons', Inc. has provided you with a joint offering
circular-prospectus dated             , 2000 that describes your right to
exchange 8.028% Series 1997 Kiewit Convertible Debentures, 7.35% Series 1998 Kiewit Convertible Debentures and 8.25% Series 1999 Kiewit Convertible Debentures held by you on the terms and subject to the conditions set forth in the offering circular-prospectus and in the Letter of Transmittal attached to these instructions. THE DEBENTURE EXCHANGE OFFER, THE MATERIALS CONVERTIBLE DEBENTURES, THE NEW REDUCED PRINCIPAL AMOUNT KIEWIT CONVERTIBLE DEBENTURES AND THE MATERIALS COMMON STOCK ARE MORE FULLY DESCRIBED IN THE OFFERING CIRCULAR-PROSPECTUS, AND YOU SHOULD CAREFULLY REVIEW THE OFFERING CIRCULAR-PROSPECTUS PRIOR TO MAKING A DECISION. Terms used in these instructions and the Letter of Transmittal and not otherwise defined herein have the meanings given to them in the offering circular-prospectus.

     THE DEBENTURE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., OMAHA, NEBRASKA
TIME, ON             , 2000, UNLESS EXTENDED AS DESCRIBED IN THE OFFERING
CIRCULAR-PROSPECTUS.

     EXCHANGING KIEWIT CONVERTIBLE DEBENTURES FOR EITHER (i) MATERIALS CONVERTIBLE DEBENTURES; OR (ii) BOTH SHARES OF MATERIALS COMMON STOCK AND NEW REDUCED PRINCIPAL AMOUNT KIEWIT CONVERTIBLE DEBENTURES IS

STRICTLY VOLUNTARY. IF YOU DO NOT WISH TO EXCHANGE ANY KIEWIT DEBENTURES, DO NOT FILL OUT THE ATTACHED LETTER OF TRANSMITTAL. KIEWIT DEBENTURES TENDERED PURSUANT TO THE DEBENTURE EXCHANGE OFFER MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE OF THE DEBENTURE EXCHANGE OFFER ONLY IN THE MANNER DESCRIBED IN THE OFFERING CIRCULAR-PROSPECTUS; OTHERWISE, SUCH TENDERS ARE IRREVOCABLE BY THE TENDERING DEBENTUREHOLDERS.

     PLEASE READ THE FOLLOWING GENERAL INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE LETTER OF TRANSMITTAL. FOR FURTHER INFORMATION OR ASSISTANCE CONCERNING THE LETTER OF TRANSMITTAL, CONTACT DOUGLAS A. OBERMIER, STOCK REGISTRAR, PETER KIEWIT SONS', INC., KIEWIT PLAZA, OMAHA, NEBRASKA 68131, TELEPHONE (402) 271-2977.

                              GENERAL INSTRUCTIONS

1. General

     The letter of transmittal or a photocopy of it and, if you are electing to receive convertible debentures of Kiewit Materials Company ("Materials"), a debenture repurchase agreement or a photocopy of it should be properly filled in, dated and signed, and should be delivered to the address set forth below:

       Douglas A. Obermier
        Stock Registrar
        Peter Kiewit Sons', Inc.
        Kiewit Plaza
        Omaha, Nebraska 68131

     UNLESS YOU ARE DIRECTING EITHER ENTERPRISE BANK, N.A. OR U.S. BANK, N.A. TO DELIVER PLEDGED KIEWIT DEBENTURES DIRECTLY TO THE STOCK REGISTRAR AS DESCRIBED BELOW, YOUR LETTER OF TRANSMITTAL MUST BE ACCOMPANIED BY YOUR KIEWIT DEBENTURES BEING TENDERED. DO NOT SIGN OR OTHERWISE ENDORSE ANY KIEWIT DEBENTURES TENDERED PURSUANT TO THE DEBENTURE EXCHANGE OFFER. EXECUTION OF THE LETTER OF TRANSMITTAL WILL ASSIGN YOUR TENDERED DEBENTURES TO KIEWIT, SUBJECT TO CONSUMMATION OF THE DEBENTURE EXCHANGE OFFER. If any of your Kiewit debentures being tendered have been pledged to either Enterprise Bank, N.A. or U.S. Bank, N.A., you must so indicate in Box C, and upon delivery by you to Kiewit of an executed Letter of Transmittal, Kiewit and either Enterprise Bank, N.A. or U.S. Bank, N.A. will be authorized to arrange for (i) the delivery of pledged Kiewit debentures to Kiewit, and (ii) the delivery to Enterprise Bank, N.A. or U.S. Bank, N.A., as applicable, of either (i) Materials debentures, or (ii) both shares of Materials common stock and new reduced principal amount Kiewit debentures to which you are entitled upon exchange of your original Kiewit debentures.

     If any of your Kiewit debentures has been pledged to a lending institution other than Enterprise Bank, N.A. or U.S. Bank, N.A., you must complete Box B and arrange with such lending institution for delivery to Kiewit of the pledged Kiewit debentures. Completion of Box B also will authorize Kiewit to deliver either (i) Materials convertible debentures, or (ii) both shares of Materials common stock and new reduced principal amount Kiewit debentures issued in the debenture exchange offer to such lending institutions. EVEN IF YOU DO NOT DESIGNATE A LENDING INSTITUTION IN BOX B OR BOX C, KIEWIT MAY DELIVER DEBENTURES AND/OR STOCK DIRECTLY TO A LENDING INSTITUTION IF KIEWIT BELIEVES IN GOOD FAITH THAT SUCH LENDING INSTITUTION IS ENTITLED TO RECEIVE SUCH DEBENTURES AND/OR STOCK UNDER A BORROWING ARRANGEMENT WITH YOU.

     TO BE EFFECTIVE, DELIVERY OF THIS LETTER OF TRANSMITTAL, THE KIEWIT DEBENTURES YOU WISH TO EXCHANGE AND, IF YOU ARE ELECTING TO RECEIVE MATERIALS DEBENTURES, THE DEBENTURE REPURCHASE AGREEMENT MUST BE MADE PRIOR TO 11:59 P.M.,
OMAHA, NEBRASKA TIME, ON THE EXPIRATION DATE, WHICH WILL BE             , 2000,
UNLESS EXTENDED AS DESCRIBED IN THE OFFERING-CIRCULAR PROSPECTUS. THE METHOD OF DELIVERY OF ALL DOCUMENTS TO THE STOCK REGISTRAR IS AT YOUR OPTION AND RISK. IF YOU CHOOSE TO SEND BY MAIL, IT IS RECOMMENDED THAT YOU SEND BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.

     IF THE DEBENTURE EXCHANGE OFFER IS NOT COMPLETED FOR ANY REASON, YOUR KIEWIT DEBENTURES WILL BE RETURNED TO YOU (OR TO YOUR LENDER, IF YOUR DEBENTURES ARE PLEDGED TO A LENDER).

2. Signatures

     The signature on the letter of transmittal and the debenture repurchase agreement (if applicable) must correspond exactly to the name as written on the face of the Kiewit debentures sent to the Stock Registrar. If you have questions regarding the name in which your debentures are issued, please contact the Stock Registrar. If there is insufficient space to list all of your debentures being submitted to the Stock Registrar or to respond to any other information, please attach a separate sheet.

3. Lost Debentures

     If one or more of your debentures have been lost or destroyed, you should contact the Stock Registrar for instructions regarding the relevant documentation and supporting evidence you will need to submit.

4. Validity of Surrender

     A surrender of debentures(s) will not be deemed to have been made until all irregularities and defects have been cured or waived. Kiewit reserves full discretion to determine whether the documentation with respect to tendered Kiewit debentures is complete and generally to resolve all questions relating to tenders, including the date and hour of receipt of a tender, the propriety of execution of any document and all other questions regarding the validity or acceptability of any tender. Kiewit reserves the right to reject any tender not in proper form or to waive any irregularities or conditions. Kiewit's interpretation of the terms and conditions of the debenture exchange offer, the Letter of Transmittal and these Instructions will be final. However, a tendering debentureholder who disagrees with an interpretation by Kiewit may seek recourse under state law, to the extent that any such recourse is available. All improperly tendered Kiewit debentures will be returned, unless irregularities are waived, without cost to the tendering holder thereof.

5. Repurchase Agreement

     If you are electing to receive Materials debentures, you must sign and date the enclosed debenture repurchase agreement and deliver it, on or prior to the expiration date, to the address listed above, together with the completed letter of transmittal and the Kiewit debentures you wish to exchange.

     If you are electing to receive both shares of Materials common stock and new reduced principal amount Kiewit debentures, do not complete or submit the debenture repurchase agreement.

                             LETTER OF TRANSMITTAL

     To accompany 8.028% Series 1997 Convertible Debentures, 7.35% Series 1998 Convertible Debentures and 8.25% Series 1999 Convertible Debentures of Peter Kiewit Sons', Inc., a Delaware corporation, or to authorize the delivery of pledged Kiewit debentures to Kiewit by either Enterprise Bank, N.A. or U.S. Bank, N.A., when submitted in connection with the offer by Kiewit to issue either (i) convertible debentures of Kiewit Materials Company ("Materials"), or
(ii) both shares of Materials common stock and new reduced principal amount Kiewit debentures in exchange for issued and outstanding Kiewit convertible debentures as described in the joint offering circular-prospectus dated
            , 2000.

Douglas A. Obermier, Stock Registrar:

     I hereby tender the Kiewit debentures listed in Box C below for exchange for either (i) Materials convertible debentures convertible into Materials common stock, or (ii) both shares of Materials common stock and new reduced principal amount Kiewit convertible debentures convertible into shares of Kiewit common stock on the terms and subject to the conditions set forth in the offering circular-prospectus and this letter of transmittal.

                          BOX A:  NAME AND ADDRESS OF
        REGISTERED HOLDER
------------------------------------------------------------
 PLEASE TYPE OR PRINT THE NAME OF THE REGISTERED HOLDER OF THE KIEWIT DEBENTURES LISTED IN BOX C EXACTLY AS SUCH NAME APPEARS ON THE SURRENDERED DEBENTURE(S) AND THE ADDRESS OF THE REGISTERED HOLDER.

 Name and Address of Registered Holder (type or print)

 Name:
 ---------------------------------------------------

 Address:
 -------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------
                                   (ZIP CODE)

 Telephone Number:
 -------------------------------------
------------------------------------------------------------
                            BOX B:  SPECIAL DELIVERY
                      INSTRUCTIONS
------------------------------------------------------------
 FILL IN ONLY IF YOUR DEBENTURES ARE TO BE SENT TO A LENDING INSTITUTION, OTHER THAN ENTERPRISE BANK, N.A. OR U.S. BANK, N.A., TO WHICH YOUR KIEWIT DEBENTURES ARE PLEDGED.

 These special delivery instructions cover either (i) Materials convertible debentures; or (ii) both shares of Materials common stock and new reduced principal amount Kiewit convertible debentures issuable in respect of the following principal amount of Kiewit debentures:

 --------------------------------

                              Mail or deliver to:

 Name:
 ---------------------------------------------------
                                     (PLEASE PRINT)

 Address:
 -------------------------------------------------

          -----------------------------------------------------------

          -----------------------------------------------------------
 (ZIP CODE)
 Lender
 Contact person:
 -----------------------------------------

 Telephone Number:
 -------------------------------------
------------------------------------------------------------

     Upon request, I agree to execute and deliver any additional documents deemed necessary or desirable by the Stock Registrar to complete the exchange of the debentures.

     Except as otherwise indicated in Box B above or Box C below, the undersigned requests that the (i) Materials convertible debentures, or the (ii) new reduced principal amount Kiewit convertible debentures and stock certificates for any shares of Materials common stock to which the undersigned is entitled be registered in the name of, and be delivered to, the registered holder set forth in Box A above at the address set forth in Box A above, subject to the right of Kiewit to deliver such debentures and/or stock directly to a lending institution (whether or not such lending institution is set forth in Box B or Box C) if Kiewit believes in good faith that such lending institution is entitled to receive such debentures and/or stock under a borrowing arrangement with the undersigned.

BOX C: CERTIFICATES TENDERED: Please list in this Box C (and an attached sheet, if necessary) all the Kiewit Convertible Debentures you are submitting with this Letter of Transmittal or, if such debentures are pledged to either Enterprise Bank, N.A. or U.S. Bank, N.A., the debentures you are authorizing to be surrendered to Kiewit by either Enterprise Bank, N.A. or U.S. Bank, N.A.

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                                                                                                         PRINCIPAL
             CHECK THE APPROPRIATE BOX:                    DEBENTURE NO.              SERIES              AMOUNT
----------------------------------------------------------------------------------------------------------------------
                                  DEBENTURES
      DEBENTURES          HELD BY EITHER ENTERPRISE
       ENCLOSED            BANK, N.A. OR U.S. BANK,
                                     N.A.
----------------------------------------------------------------------------------------------------------------------

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                                                                                      Total:
----------------------------------------------------------------------------------------------------------------------

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                              CHECK HERE IF YOU ARE
                                EXCHANGING FOR NEW
    CHECK HERE IF YOU           REDUCED PRINCIPAL
     ARE EXCHANGING               AMOUNT KIEWIT
      FOR MATERIALS           CONVERTIBLE DEBENTURES
       CONVERTIBLE           AND SHARES OF MATERIALS
       DEBENTURES                  COMMON STOCK
-----------------------------------------------------------------------------------------------------------


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

     The undersigned represents and warrants that the undersigned has full power and authority to assign and transfer the debentures tendered and has good title to such debentures, free and clear (except to the extent pledged to either Enterprise Bank, N.A. or U.S. Bank, N.A. or to a lending institution named in Box B above) of all liens, restrictions, charges, encumbrances, pledges, security interests or other obligations affecting the assignment or transfer of the debentures, and such debentures are not subject to any adverse claim (except to the extent so pledged). All authority conferred or agreed to be conferred in this letter of transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this letter of transmittal shall be binding upon successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

     THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS RECEIVED
AND READ THE OFFERING JOINT CIRCULAR-PROSPECTUS DATED        , 2000, OF PETER
KIEWIT SONS', INC. AND KIEWIT MATERIALS COMPANY RELATING TO THE DEBENTURE EXCHANGE OFFER.

                                         Signed By:
                                         ---------------------------------------
                                                         (SIGNATURE)

Date: --------------------------------------------------       --------------------------------------------------------------
                                                                                        NAME (PRINT)